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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 12, 2001
                                                       -----------------

                            APOGEE ENTERPRISES, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   Minnesota
                                   ---------
                 (State or Other Jurisdiction of Incorporation)

                 0-6365                           41-0919654
                 ------                           ----------
       (Commission file number)        (IRS employer identification no.)

      7900 Xerxes Avenue South - Suite 1800, Minneapolis, Minnesota 55431
      -------------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)

                                (952) 835-1874
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Effective as of November 12, 2001, Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), amended and restated the Rights Agreement with The Bank of New York, originally dated October 19, 1990, and previously amended on June 28, 1995, February 22, 1999, December 7, 1999, and July 2, 2001 (as so amended, the "Rights Agreement"). The amended and restated Rights Agreement was executed on November 12, 2001. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement.

         In connection with the amendment and restatement of the Rights Agreement, the Final Expiration Date of the Rights has been extended to October 11, 2011, and the purchase price for each Right has been increased from $50.00 to $65.00. Additionally, the amended and restated Rights Agreement, among other things, (a) removes all references to "Continuing Directors" throughout the agreement, and (b) decreases the period following the Shares Acquisition Date during which the Board may redeem and after which the Board may exchange the Rights.

         A copy of the Rights Agreement has been attached as an exhibit hereto and is incorporated herein by reference. The foregoing description of the amendments to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Item 7.  Financial Statements and Exhibits.

         1. Rights Agreement, as amended and restated through November 12, 2001, between the Company and The Bank of New York.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APOGEE ENTERPRISES, INC.



                                    By: /s/ Michael B. Clauer
                                       ---------------------
                                        Michael B. Clauer
                                        Executive Vice President and
                                        Chief Financial Officer


Dated: November 28, 2001


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                                 EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

    1 Rights Agreement, as amended and restated through November 12, 2001, between the Company and The Bank of New York.


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